Exhibit 99.1

Independent Accountant’s Report

To the Shareholders

FinBe, Inc. and Subsidiaries

1475 W. Cypress Creek Road, Suite 300

Fort Lauderdale, FL 33309

and

J.P. Morgan Securities LLC

383 Madison Avenue, Eighth Floor

New York, NY 10179

Ladies and Gentlemen:

We have performed the procedures enumerated below on certain records and transactions of FinBe, Inc. and Subsidiaries (the Company or FinBe) for the purpose of assisting J.P. Morgan Securities LLC and the Company (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile receivable-backed notes issued by FinBe USA Trust 2025-1 in accordance with the confidential Preliminary Offering Memorandum (the Proposed Transaction). The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction. Additionally, J.P. Morgan Securities LLC has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

i.	The computer-generated Loan Data File provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data File, as listed in Exhibit A, shall be herein referred to as “Specified Attributes.”

iii.	The term “Automobile Loan Contract” means subprime motor vehicle installment sale contracts, which are secured by new or used automobiles, light-duty trucks, sport utility vehicles and vans;

iv.

The term “Title Document” means an electronic copy of the certificate of title or in instances where the note date is fewer than 90 days from April 30, 2025, an electronic copy of the title application;

v.	The term “Obligor” means the borrower(s) stated on the Automobile Loan Contract.

On May 8, 2025, the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of April 30, 2025 (Statical Calculation Date). The Loan Data File contained 8,159 individual customer loans (Underlying Assets), that management represented was the entire population of the Underlying Assets in the Proposed Transaction. In accordance with the engagement letter dated April 30, 2025, we selected a random sample from the Loan Data File of 150 individual customer loans and were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the engagement letter. From May 8, 2025 to May 28, 2025, we were provided with the source documents referenced in Exhibit A related to the respective 150 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A.

We applied the following tolerances as instructed by the Specified Parties:

•	+/- $1.00 for amounts

•	+/- 0.01% for percentages

We found all Specified Attributes to be in agreement to the source documents.

For the sample, we recalculated the maturity date of each Automobile Loan Contract based on the term of the Automobile Loan Contract and the due date of the first payment by the Obligor set forth on the Loan Data File. We then compared our recalculation to the source document. We applied the following tolerance as instructed by the Specified Parties: +/- 1 day.

We noted the following exception in our recalculation and comparison:

•	For 1 loan out of the sample of 150, we were not able to recalculate the maturity date with the +/- 1 day tolerance (our recalculation differed by 2 days).

We recalculated the Current Remaining Term (Specified Attribute 14) as reflected in the Loan Data File by counting the number of months between the maturity date as reflected in the Loan Data File and April 30, 2025 (the as-of date of the Specified Attributes in the Loan Data File). If the loan experienced an extension, additional payments or delinquent payments, we recalculated the Current Remaining Term based on the difference in the number of payments as reflected in the Loan Data File and the Term as reflected in the Loan Data File,

We noted no exceptions in our comparison of the recalculations to the source documents.

We also performed the following procedures on the sample of 150 Underlying Assets:

•	Inspected presence of signed credit application, electronic copy.

•	Inspected presence of signed Automobile Loan Contract, electronic copy.

•	Inspected presence of Title Document, electronic copy.

•

Compared the first and last name of the Obligor on the Title Document to the Automobile Loan Contract and the Loan Data File. Per the instruction of the Specified Parties, abbreviated names and differences due to name variations or misspelled names were not considered exceptions.

•

Inspected the Title Document and verified that the lien holder on the Title Document was the Company. Per the instruction of the Specified Parties, abbreviated names for the Company were not considered exceptions.

We noted no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina
May 30, 2025

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	First and last name of Obligor (Buyer Name)	Automobile Loan Contract, Title Document
2	Amount financed	Automobile Loan Contract
3	Original term (months)	Automobile Loan Contract
4	Monthly payment	Automobile Loan Contract
5	Annual Percentage Rate (APR) (Rate – APR)	Automobile Loan Contract
6	Automobile manufacturer (Make)	Title Document
7	Automobile make (Model)	Title Document
8	Automobile new or used	Title Document
9	Vehicle identification number (vin)	Title Document
10	Obligor’s state (Buyer State)	Automobile Loan Contract
11	Required first payment date (1st payment due)	Automobile Loan Contract
12	Seller (dealer) state	Automobile Loan Contract
13	Maturity date	Recalculation using Automobile Loan Contract
14	Current Remaining Term	Recalculation using Automobile Loan Contract